EXHIBIT 32.1
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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Synthetech, Inc. (the "Company") on Form 10-Q for the quarter ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-Q"), I, M. Sreenivasan, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2. The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                             /s/ M. Sreenivasan
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                                             M. Sreenivasan
                                             President & C.E.O.
                                             February 3, 2004